SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported):   January 15, 2002
                                                         ----------------


                                 FIBERCORE, INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          Nevada                    000-21823                 87-0445729
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      (STATE OR OTHER        (COMMISSION FILE NUMBER)  (I.R.S. EMPLOYER
        JURISDICTION OF                                IDENTIFICATION NO.)
         INCORPORATION)

           253 Worcester Road, P.O. Box 180
                     Charlton, MA                                01507
       ----------------------------------------              -----------
       (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)               (ZIP CODE)


        Registrant's telephone number, including area code (508) 248-3900


                                 Not Applicable
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         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 5.  OTHER EVENTS
         ------------

      On January 15, 2002, the Registrant closed on a private placement of $6 million in 5% Convertible Subordinated Debentures to institutional investors, with the option to increase the total dollar amount up to $9 million.

      Under the terms of the transaction, the Registrant received $5 million at closing and will receive an additional $1 million upon the effectiveness of a registration statement to be filed in connection with the transaction. Each of the parties has an option to place up to an additional $3 million of the Debentures under certain conditions, provided, the aggregate additional placement does not exceed $3 million. The proceeds will be used to support the Registrant's capital expenditure program, including the recently announced capacity expansion and productivity initiatives in Germany, as well as for other corporate purposes.



EXHIBIT NUMBER    DESCRIPTION
--------------    -----------

Exhibit 4.1 Registration Rights Agreement among the Registrant, Riverview Group, LLC, Laterman & Co. & Forevergreen Partners, dated as of January 15, 2002.

Exhibit 4.2 Convertible Subordinated Debenture issued to Riverview Group, LLC, dated as of January 15, 2002.

Exhibit 4.3 Convertible Subordinated Debenture issued to Laterman & Co., dated as of January 15, 2002.

Exhibit 4.4 Convertible Subordinated Debenture issued to Forevergreen Partners, dated as of January 15, 2002.

Exhibit 4.5 Warrant to purchase 80,000 shares of the Registrant's common stock, issued to Riverview Group, LLC, dated as of January 15, 2002.

Exhibit 4.6 Warrant to purchase 53, 334 shares of the Registrant's common stock, issued to Riverview Group, LLC, dated as of January 15, 2002.

Exhibit 4.7 Warrant to purchase 252,854 shares of the Registrant's common stock, issued to Riverview Group, LLC, dated as of January 15, 2002.

Exhibit 4.8 Warrant to purchase 38,619 shares of the Registrant's common stock, issued to Forevergreen Partners, dated as of January 15, 2002.

Exhibit 4.9 Warrant to purchase 26,666 shares of the Registrant's common stock, issued to Laterman & Co., dated as of January 15, 2002.

Exhibit 4.10 Warrant to purchase 11,953 shares of the Registrant's common stock, issued to Laterman & Co., dated as of January 15, 2002.

Exhibit 10.1 Convertible Subordinated Debentures and Warrants Purchase Agreement among the Registrant, Riverview Group, LLC, Laterman & Co. & Forevergreen Partners, dated as of January 15, 2002.

Exhibit 99.1      Press Release of the Registrant, dated January 14, 2002.

Exhibit 99.2      Press Release of the Registrant, dated January 16, 2002.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                       FIBERCORE, INC.



                                       By: /s/ Robert P. Lobban
                                           -------------------------------
                                           Name:   Robert P. Lobban
                                           Title:  Chief Financial Officer
Date:  January 31, 2002